Supplement Dated October 17, 2022
To The Initial Summary Prospectus Dated April 25, 2022 For

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

➢    Effective October 17, 2022, in the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", under "Ongoing Fees and Expenses (annual charges)", the Highest Annual Cost has been updated to $5,551.

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(To be used with JMV21451NYISP 04/22)

NFV102096 10/22